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                                                                    EXHIBIT 10.6



       THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT
        AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE
       ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID
         ACT. THE EXERCISE OF THIS WARRANT IS SUBJECT TO COMPLIANCE WITH
                 APPLICABLE FEDERAL AND STATE SECURITIES LAWS.


                              REVENGE MARINE, INC.
                    WARRANT TO PURCHASE 250,000 COMMON SHARES

         THIS CERTIFIES THAT, for value received, Pete Johnson is entitled to subscribe for and purchase 250,000 of the fully paid and nonassessable common shares (as adjusted pursuant to Section 2 hereof, the "Shares") of Revenge Marine, Inc., a Nevada corporation (the "Company"), at the price of $0.37 per Share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 2 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. Any permitted assignee of this Warrant, by acceptance hereof, assumes and agrees to the rights and restrictions set forth herein.

1. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from June 30, 1999 (the "Effective Date") through April 30, 2002.

2. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The Warrant Price and the number of Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events as follows:

         (a) RECLASSIFICATION, ETC. If the Company at any time shall, by subdivision, combination or reclassification of securities, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter permit the holder hereof (the "Holder") to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination or reclassification. If shares of the class of the Company's capital stock for which this Warrant is being exercised are subdivided or combined into a greater or smaller number of shares, the Warrant Price shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of such class to be outstanding immediately after such event bears to the total number of shares of such class outstanding immediately prior to such event.

         (b) ADJUSTMENT FOR DIVIDENDS IN SHARES. In case at any time or from time to time on or after the Effective Date the holders of the common shares of the Company (or any other shares or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional shares of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional



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shares of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Shares on the Effective Date and had thereafter, during the period from the Effective Date to and including the date of such exercise, retained such shares and/or all other additional shares receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (a) and (b) of this
Section 2.

         (c) CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

3. NO STOCKHOLDER RIGHTS. This Warrant, by itself as distinguished from the Shares purchasable hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company until the Warrant is exercised and then only as to the Warrant Shares so purchased.

4. AUTHORIZATION AND RESERVATION OF STOCK. The Company will reserve from its authorized and unissued common shares a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

5. EXERCISE OF WARRANT; NET EXERCISE.

         (a) EXERCISE OF WARRANT. Subject to compliance with applicable federal and state securities laws, this Warrant may be exercised in whole or in part by the Holder at any time by the surrender of this Warrant, together with the Notice of Exercise and Subscription Agreement attached hereto as Exhibits A and B, respectively, duly completed and executed, at the principal office of the Company, accompanied by payment in full of the Warrant Price in cash or by check with respect to the Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full common shares issuable upon such exercise. Upon any partial exercise of this Warrant, the Company will issue to the Holder a new warrant for the number of the Shares as to which this Warrant was not exercised.

         (b) FRACTIONAL SHARES. No fractional common shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the common shares on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.





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6. TRANSFER OF WARRANT. This Warrant and the rights provided for herein may be transferred or assigned by the Holder hereof in whole or in part, provided that:
(i) prior written notice is given to the Company and the transferor shall provide, at the Company's reasonable request, an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended; and (ii) this Warrant may be transferred by the Holder hereof only to (a) an entity controlled by, which controls, or which is under common control with the transferor or (b) another entity which is at the time of transfer, or which becomes immediately thereafter, a lender to the Company.

7. MISCELLANEOUS. This Warrant shall be governed by the internal laws of the State of Michigan. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. The Company shall pay and hold the Holder harmless from liability for the payment of fees and expenses (including the reasonable fees and expenses of counsel) incurred in the enforcement of rights granted to the Holder under this Warrant.

         ISSUED June 30, 1999.

                                      REVENGE MARINE, INC.

                                      By:
                                         ----------------------------------

                                      Its:
                                          ---------------------------------

Accepted and agreed to:
PETE JOHNSON

By:
   ----------------------------------

An Individual

















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                                    Exhibit A

                               NOTICE OF EXERCISE

TO:      REVENGE MARINE, INC.

         1. The undersigned hereby elects to purchase ________________ common shares, of Revenge Marine, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

         2. Please issue a certificate or certificates representing said common shares in the name of the undersigned or in such other name as is specified below:

                  --------------------------------------
                  (Name)


                  --------------------------------------
                  (Address)





--------------------------          --------------------------------------
(Date)                              (Name of Warrant Holder)

                                    By:
                                        ----------------------------------

                                    Its:
                                        ----------------------------------
                                        (name of purchaser, and title and
                                        signature of authorized person)


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                                    Exhibit B

                             SUBSCRIPTION AGREEMENT